SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 5, 2002
                                         --------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



           MINNESOTA                      000-19621               41-1454591
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(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)            File No.           Identification No.)


           7400 EXCELSIOR BOULEVARD
           MINNEAPOLIS, MN                                        55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.    Other Events.
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           On July 16, 2002, Appliance Recycling Centers of America, Inc. issued a press release announcing that it has signed a contract to recycle older, inefficient but working refrigerators and freezers in support of California's statewide Residential Recycling Program for 2002.


Item 7(c).  Exhibits.
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99          Press Release dated July 16, 2002, announcing its contract to recycle refrigerators and freezers in support of California's statewide Residential Recycling Program for 2002.


Date: August 5, 2002                             /s/ Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller